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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  December 10, 1998


                          FOUNDATION HEALTH SYSTEMS, INC.
               -------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                      Delaware
                                    -------------
                   (State or other jurisdiction of incorporation)


               1-12718                          95-4288333
               -------------------------------------------
     (Commission File Number)        (IRS Employer Identification No.)


               21600 Oxnard Street, Woodland Hills, California 91367
               -----------------------------------------------------
                      (Address of principal executive office)

        Registrant's telephone number, including area code:  (818) 676-6978

                                   Not Applicable

           (Former name or former address, if changed since last report)


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                           EXHIBIT INDEX IS LOCATED AT PAGE      4

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

BUSINESS INSURANCE GROUP, INC.

On December 10, 1998, the Registrant sold all the outstanding capital stock of its wholly-owned subsidiary, Business Insurance Group, Inc. ("BIG"), to Superior National Insurance Group, Inc. ("Superior"), pursuant to a Purchase Agreement (the "Purchase Agreement") dated as of May 5, 1998, by and between Foundation Health Corporation ("FHC"), a wholly-owned subsidiary of the Registrant, and Superior. Pursuant to the terms of the Purchase Agreement, the Registrant funded the purchase of reinsurance from a third party reinsurance company that will cover up to $175 million of adverse loss development related to BIG and its subsidiaries. The sale of BIG was completed by the Registrant as part of its plan to discontinue its worker's compensation insurance business (the "Discontinued Operations") through divestiture of its worker's compensation insurance subsidiaries (see "Management's Discussion and Analysis of Financial Condition and Results of OperationsBDiscontinued Operations" in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

In addition to the sale of the capital stock of BIG, FHC and Superior have entered into several agreements pursuant to which FHC's administrative services businesses will continue to provide certain services to Superior for a period of five years after closing. Superior is the parent company for several specialty workers' compensation insurers operating throughout California and in Phoenix, Arizona.

The Registrant received approximately $200 million in cash, net of preclosing costs, additional capital contributions to BIG, the closing of intercompany accounts and the cost of reinsurance.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)    PRO FORMA FINANCIAL INFORMATION

       The consolidated financial statements of the Registrant filed as part of: (i) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997; and (ii) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1998 and September 30, 1998 are incorporated by reference. Such consolidated financial statements have been restated pursuant to applicable accounting principles and regulations to reflect the Discontinued Operations.

(c)  EXHIBITS

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               Item No.                      Exhibit Index
               --------                      -------------
               10.1 Purchase Agreement, dated May 5, 1998, by and between Foundation Health Corporation and Superior National Insurance Group, Inc. (filed as Exhibit
                              10.65 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, which is incorporated by reference herein)

               99.1           Press Release issued December 10, 1998

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FOUNDATION HEALTH SYSTEMS, INC.


                              By: /s/ Michael E. Jansen, Esq.
                              -----------------------------------------
                              Michael E. Jansen, Esq.
                              Vice President, Assistant General Counsel
                              and Assistant Secretary

Date:     December 23, 1998












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                                   EXHIBIT INDEX

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Exhibit Number           Description                                   Page No.
 10.1               Purchase Agreement, dated May 5, 1998, by and        N/A
                    between Foundation Health Corporation and Superior
                    National Insurance Group, Inc. (filed as Exhibit
                    10.65 to the Registrant's Quarterly Report on
                    Form 10-Q for the quarter ended March 31, 1998, which is incorporated by reference herein)

 99.1               Press release issued December 10, 1998                5

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